UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
February 28, 2006 (February 27, 2006)
Date of Report (Date of earliest event reported)
NATIONAL OILWELL VARCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12317	76-0475815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Richmond Avenue
Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 713-346-7500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURES

Item 8.01. Other Events.
     The 2006 National Oilwell Varco, Inc. (the “Company”) annual meeting of stockholders (the “Annual Meeting”) will be held on Wednesday, May 17, 2006. The location and time of the Annual Meeting will be determined at a later date. The record date for stockholders entitled to vote at the Annual Meeting has been set by the Board of Directors of the Company on Friday, March 31, 2006. The Company expects to mail its proxy materials on or about April 12, 2006. Stockholders wishing to submit proposals for consideration at the Annual Meeting are required to do so no later than the close of business on Friday, March 10, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2006	NATIONAL OILWELL VARCO, INC.
/s/ Clay C. Williams
Clay C. Williams
Sr. Vice President and Chief Financial Officer